EXHIBIT 10.11

THE CONTENTS OF THIS DOCUMENT HAVE NOT BEEN REVIEWED BY ANY REGULATORY AUTHORITY IN HONG KONG. YOU ARE ADVISED TO EXERCISE CAUTION IN RELATION TO THE OFFERING. IF YOU ARE IN DOUBT ABOUT ANY OF THE CONTENTS OF THIS DOCUMENT, YOU SHOULD OBTAIN INDEPENDENT PROFESSIONAL ADVICE.

THIS DOCUMENT RELATES TO A PRIVATE OFFERING AND IS NOT A PROSPECTUS. IT DOES NOT CONSTITUTE OR FORM ANY PART OF AN OFFER, SOLICITATION OR INVITATION TO THE PUBLIC IN HONG KONG TO SUBSCRIBE FOR, UNDERWRITE OR PURCHASE ANY SHARES OR OTHER SECURITIES OR COMMITMENT WHATSOEVER. THIS DOCUMENT HAS NOT BEEN APPROVED BY THE SECURITIES AND FUTURES COMMISSION OF HONG KONG, NOR HAS A COPY OF IT BEEN REGISTERED BY THE REGISTRAR OF COMPANIES IN HONG KONG.

AN APPLICATION FOR THE SECURITIES IS NOT INVITED FROM ANY PERSONS IN HONG KONG OTHER THAN A PERSON TO WHOM A COPY OF THE OFFERING MATERIALS HAS BEEN ISSUED BY US, AND, IF MADE, WILL NOT BE ACCEPTED, UNLESS THE APPLICANT SATISFIES US THAT HE IS A PROFESSIONAL INVESTOR WITHIN THE MEANING OF THE SECURITIES AND FUTURES ORDINANCE (CHAPTER 571 OF THE LAWS OF HONG KONG).

THE SECURITIES REPRESENTED BY THIS COMMON STOCK PURCHASE AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, UNLESS SOLD PURSUANT TO: (1) RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (2) AN OPINION OF HOLDER’S COUNSEL, IN A CUSTOMARY FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

COMMON STOCK PURCHASE AGREEMENT

This Common Stock Purchase Agreement (the “Agreement”) is dated as of September 25, 2014, by and between

“COMPANY”: HeavenStone Corp. (a Nevada corporation) 17800 Castleton Street, Suite 300 City of Industry, California 91748	“BUYER”: Wu, Tieshan (Name of Buyer) (Address - Line 1) (Address - Line 2) (Government Issued I.D. #) (E-Mail Address)

WHEREAS:

Subject to the terms and conditions set forth in this Agreement, the Company wishes to sell to Buyer, and Buyer wishes to buy from the Company, Nineteen Thousand Eight Hundred Forty-Eight (19,848) shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), for Nine Thousand Nine Hundred Twenty-Four Dollars (US$9,924.00) in cash. The shares of Common Stock to be purchased hereunder are referred to herein as the “Purchase Shares”.

NOW THEREFORE, the Company and Buyer hereby agree as follows:

1.           Purchase and Sale.  Subject to the terms and conditions set forth in this Agreement, the Company has the right to sell to Buyer, and Buyer has the obligation to purchase from the Company, the Purchase Shares, as follows:

(a)           Purchase and Sale of the Purchase Shares.  Following the satisfaction of the conditions set forth in Sections 6 and 7 below (the date of satisfaction of such conditions, the “Closing Date”), immediately, on the Closing Date, Buyer shall purchase from the Company the Purchase Shares and pay to the Company the sum of Nine Thousand Nine Hundred Twenty-Four Dollars (US$9,924.00) (the “Purchase Price”), and, upon receipt of the Purchase Price, the Company shall issue the Purchase Shares to Buyer.  Upon such payment and issuance therefor as provided for herein and subject to Section 2(j) hereof, such Purchase Shares shall be validly issued and fully paid and non-assessable.

(b)           Registration of Purchase Shares.  The Company and Buyer agree that  all of the Purchase Shares (the “Subject Purchase Shares”) shall be subject to “piggy-back” registration rights, such that the Subject Purchase Shares shall, at Buyer’s request,  be included in the Company’s first Registration Statement on Form S-1.  It is agreed that the Company shall bear the costs associated with the registration rights granted hereby.

(c)           Taxes.  The Company shall pay any and all transfer, stamp or similar taxes that may be payable with respect to the issuance and delivery of the Purchase Shares to Buyer.

2.           Buyer’s Representations and Warranties.  Buyer represents and warrants to the Company that, as of the date hereof and as of the Closing Date:

(a)           Investment Purpose.  Buyer is entering into this Agreement and acquiring the Purchase Shares for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof.

(b)           Non-U.S.  Person Status.  Buyer is not a U.S. Person, as that term is defined in Rule 902(k)(1) of Regulation S of the 1933 Act.

(c)           Reliance on Exemptions.  Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying, in part, upon the truth and accuracy of, and Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of Buyer to acquire the Purchase Shares.

(d)           Information.  Buyer has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Purchase Shares that have been reasonably requested by Buyer, including, without limitation, the information relating to the Company set forth in Schedule 2(d) attached hereto and made a part hereof.  Buyer understands that its investment in the Purchase Shares involves a high degree of risk.  Buyer (i) is able to bear the economic risk of an investment in the Purchase Shares including a total loss, (ii) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the proposed investment in the Purchase Shares and (iii) has had an opportunity to ask questions of and receive answers from the officers of the Company concerning the financial condition and business of the Company and other matters related to an investment in the Purchase Shares.  Neither such inquiries nor any other due diligence investigations conducted by Buyer or its representatives shall modify, amend or affect Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below.  Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Purchase Shares.

(e)           No Governmental Review.  Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Purchase Shares or the fairness or suitability of the investment in the Purchase Shares nor have such authorities passed upon or endorsed the merits of the offering of the Purchase Shares.

(f)           Transfer or Sale.  Buyer understands that, except as provided in Section 1(b) hereof: (i) the Purchase Shares have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder or (B) an exemption exists permitting such Purchase Shares to be sold, assigned or transferred without such registration; (ii) any sale of the Purchase Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the  Purchase Shares under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register the Purchase Shares under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

(g)           Suitability of Buyer. Buyer represents that he is financially responsible, able to meet his obligations and acknowledges that the Purchase Shares will be a long-term investment, must be held indefinitely and are, by their nature, speculative.

(h)           No Legal Disability.  Buyer is under no legal disability with respect to entering into, and performing under, this Agreement.

(i)           Residency.  Buyer is a resident of the People’s Republic of China.

(j)           Anti-Money Laundering Supplement.  Buyer acknowledges that he must complete the attached Anti-Money Laundering Supplement as a condition to the Company’s issuing the Purchase Shares to him.

3.           Representations and Warranties of the Company.  The Company represents and warrants to Buyer that, as of the date hereof and as of the Closing Date:

(a)           Organization and Qualification.  The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Nevada and has the requisite corporate or organizational power and authority to own its properties and to carry on its business as now being conducted.  The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing could not reasonably be expected to have a Material Adverse Effect.  As used in this Agreement, “Material Adverse Effect” means (i) any condition, occurrence, state of facts or event having, or insofar as reasonably can be foreseen would likely have, any material adverse effect on the legality, validity or enforceability of this Agreement or the transactions contemplated hereby, (ii) any condition, occurrence, state of facts or event having, or insofar as reasonably can be foreseen would likely have, any effect on the business, operations, properties or condition (financial or otherwise) of the Company that is material and adverse to the Company and/or (iii) any condition, occurrence, state of facts or event that would, or insofar as reasonably can be foreseen would likely, prohibit or otherwise materially interfere with or delay the ability of the Company to perform any of its obligations under this Agreement to which it is a party; provided, however, that none of the following, individually or in the aggregate, shall be taken into account in determining whether a Material Adverse Effect has occurred or insofar as reasonably can be foreseen would likely occur: (a) changes in conditions in the U.S. or global capital, credit or financial markets generally, including changes in the availability of capital or currency exchange rates, provided such changes shall not have affected the Company in a materially disproportionate manner as compared to other similarly situated companies; and (b) changes generally affecting the real estate construction industry, provided such changes shall not have affected the Company in a materially disproportionate manner as compared to other similarly situated companies.

(b)           Authorization; Enforcement; Validity.  (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Purchase Shares in accordance with the terms hereof, (ii) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby, including, without limitation, the issuance of the Purchase Shares, have been duly authorized by the Company’s Board of Directors, do not conflict with the Company’s Articles of Incorporation or Bylaws, and do not require further consent or authorization by the Company, its Board of Directors or its shareholders, (iii) this Agreement has been duly executed and delivered by the Company and (iv) this Agreement constitutes the valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (y) general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies and (z) public policy underlying any law, rule or regulation (including any federal or states securities law, rule or regulation) with regards to indemnification, contribution or exculpation.  The Board of Directors of the Company has authorized this Agreement and the transactions contemplated hereby.

(c)           Capitalization.  As of the date hereof, the authorized capital stock of the Company consists of: (i) 100,000,000 shares of Common Stock, of which, as of the date hereof, 70,000,000 shares are issued and outstanding; and 10,000,000 shares are reserved for issuance in connection with an ongoing private offering. All of such shares have been, or upon issuance will be, validly issued, fully paid and non-assessable.  Except as disclosed in Schedule 3(c) attached hereto and made a part hereof, (i) no shares of the Company’s Common Stock are subject to pre-emptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, (ii) there are no outstanding debt securities of the Company, (iii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of Common Stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of Common Stock of the Company, (iv) there are no material agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the 1933 Act (except as described in Section 1(b) hereof), (v) there are no outstanding securities or instruments of the Company which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company, (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Purchase Shares as described in this Agreement and (vii) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement.  The Company has furnished, or made available to Buyer, true and correct copies of the Company’s Articles of Incorporation, as amended and as in effect on the date hereof (the “Articles of Incorporation”), and the Company’s Bylaws, as amended and as in effect on the date hereof (the “Bylaws”).

(d)           Issuance of Purchase Shares.  The Purchase Shares have been duly authorized and, upon issuance in accordance with the terms hereof, the Purchase Shares shall be (i) validly issued, fully paid and non-assessable and (ii) free from all taxes, liens and charges with respect to the issuance thereof.

(e)           No Conflicts.  The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Articles of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of preferred stock of the Company or the Bylaws or (ii) constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or result in a violation of any law, rule, regulation, order, judgment or decree  or by which any property or asset of the Company is bound or affected, except in the case of defaults, terminations, amendments, accelerations, cancellations and violations under clause (ii), which could not reasonably be expected to result in a Material Adverse Effect.  The Company is not in violation of any term of or in default under the Articles of Incorporation, any Certificate of Designation, Preferences and Rights of any outstanding series of preferred stock of the Company or the Bylaws or their organizational charter or bylaws, respectively.  The Company is not in violation of any term of, or is in default under, any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company.  The business of the Company is not being conducted, and shall not be conducted, in violation of any law, ordinance, or regulation of any governmental entity, except for possible violations, the sanctions for which either individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

(f)           Absence of Litigation. To the Company’s knowledge, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against the Company, which could reasonably be expected to have a Material Adverse Effect.

(g)           Acknowledgment Regarding Buyer’s Status.  The Company acknowledges and agrees that Buyer is acting solely in the capacity of arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby.  The Company further acknowledges that Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by Buyer or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to Buyer’s purchase of the Purchase Shares.  The Company further represents to Buyer that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives and advisors.

(h)           Intellectual Property Rights.  To the Company’s knowledge, the Company owns or possesses adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights necessary to conduct its business as now conducted.

(i)           Environmental Laws.  To the Company’s knowledge, the Company (i) is in material compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of the environment or human health and safety and with respect to hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) has received all material permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) is in material compliance with all terms and conditions of any such permit, license or approval, except where, in each of the three foregoing clauses, the failure to so comply or receive such approvals could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(j)           Title.  The Company has good and marketable title to all material property owned by it, free and clear of all liens, encumbrances and defects.

(k)           Insurance.  As of the date hereof, the Company is not covered by any insurance.  However, in the future, the Company will carry such insurance as its Board of Directors deems prudent, in light of the Company’s then business operations.

(l)           Regulatory Permits.  The Company possesses all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business as currently conducted, and the Company has not received any notice of proceedings relating to the revocation or modification of any such material certificate, authorization or permit.

(m)           Tax Status.  The Company has made or filed all federal and state income and all other material tax returns, reports and declarations required by any jurisdiction to which it is subject and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books reserves reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.  To the Company’s knowledge, there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction.

(n)           Transactions With Affiliates.  None of the officers, directors, affiliates or employees of the Company is presently a party to any transaction with the Company, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a material interest or is an officer, director, trustee or general partner.

4.	Covenants.

(a)           Blue Sky. The Company shall take such action, if any, as is reasonably necessary in order to obtain an exemption for the sale of the Purchase Shares to Buyer under this Agreement, under applicable securities, or “Blue Sky”, laws of the states of the United States.

(b)           Trading of the Common Stock.  Following the effectiveness date of the Company’s first Registration Statement on Form S-1, the Company shall apply to FINRA for the assignment of a trading symbol for our Common Stock.

(c)           Issuance of Purchase Shares.  Immediately upon the execution of this Agreement, the Company shall issue to Buyer the Purchase Shares, which shall be issued in certificated form and shall bear the following or similar restrictive legends:

THE CONTENTS OF THIS DOCUMENT HAVE NOT BEEN REVIEWED BY ANY REGULATORY AUTHORITY IN HONG KONG. YOU ARE ADVISED TO EXERCISE CAUTION IN RELATION TO THE OFFERING. IF YOU ARE IN DOUBT ABOUT ANY OF THE CONTENTS OF THIS DOCUMENT, YOU SHOULD OBTAIN INDEPENDENT PROFESSIONAL ADVICE.

THIS DOCUMENT RELATES TO A PRIVATE OFFERING AND IS NOT A PROSPECTUS. IT DOES NOT CONSTITUTE OR FORM ANY PART OF AN OFFER, SOLICITATION OR INVITATION TO THE PUBLIC IN HONG KONG TO SUBSCRIBE FOR, UNDERWRITE OR PURCHASE ANY SHARES OR OTHER SECURITIES OR COMMITMENT WHATSOEVER. THIS DOCUMENT HAS NOT BEEN APPROVED BY THE SECURITIES AND FUTURES COMMISSION OF HONG KONG, NOR HAS A COPY OF IT BEEN REGISTERED BY THE REGISTRAR OF COMPANIES IN HONG KONG.

AN APPLICATION FOR THE SECURITIES IS NOT INVITED FROM ANY PERSONS IN HONG KONG OTHER THAN A PERSON TO WHOM A COPY OF THE OFFERING MATERIALS HAS BEEN ISSUED BY US, AND, IF MADE, WILL NOT BE ACCEPTED, UNLESS THE APPLICANT SATISFIES US THAT HE IS A PROFESSIONAL INVESTOR WITHIN THE MEANING OF THE SECURITIES AND FUTURES ORDINANCE (CHAPTER 571 OF THE LAWS OF HONG KONG).

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, UNLESS SOLD PURSUANT TO: (1) RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (2) AN OPINION OF HOLDER’S COUNSEL, IN A CUSTOMARY FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

(d)           Due Diligence.  Prior to the Closing Date, Buyer shall have the right, from time to time as Buyer may reasonably deem appropriate, to perform reasonable due diligence on the Company during normal business hours and subject to reasonable prior notice to the Company.  The Company and its officers and employees shall provide information and reasonably cooperate with Buyer in connection with any reasonable request by Buyer related to Buyer’s due diligence of the Company; provided, however, that, at no time, shall the Company be required to disclose material non-public information to Buyer or breach any obligation of confidentiality or non-disclosure to a third party or make any disclosure that could cause a waiver of attorney-client privilege.  Each party hereto agrees not to disclose any Confidential Information of the other party to any third party and shall not use the Confidential Information of such other party for any purpose other than in connection with, or in furtherance of, the transactions contemplated hereby.  Each party hereto acknowledges that the Confidential Information shall remain the property of the disclosing party and agrees that it shall take all reasonable measures to protect the secrecy of any Confidential Information disclosed by the other party.

5.           Transfer Agent Instructions.  Immediately upon the Closing Date, the Company shall deliver to the Transfer Agent a letter requesting the issuance of the Purchase Shares.

6.           Conditions to the Company’s Right to Sell the Purchase Shares.  The right of the Company hereunder to sell the Purchase Shares is subject to the satisfaction of each of the following conditions on or before the Closing Date:

(a)           Buyer shall have executed this Agreement and delivered the same to the Company; and

(b)           The representations of Buyer shall be true and correct as of the Closing Date as though made at that time (except for representations that speak as of a specific date, which shall be true and correct in all material respects as of such specific date) and Buyer shall have performed, satisfied and complied in all material respects with the covenants and agreements required by this Agreement to be performed, satisfied or complied with by Buyer at or prior to the Closing Date.

7.           Conditions to Buyer’s Obligation to Buy the Purchase Shares.  The obligation of Buyer to buy the Purchase Shares under this Agreement is subject to the satisfaction of each of the following conditions on or before the Closing Date:

(a)           The Company shall have executed this Agreement, including the Anti-Money Laundering Supplement and delivered the same to Buyer;

(b)           The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date of this Agreement and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects as of such specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date;

(c)           The Board of Directors of the Company shall have adopted the Signing Resolutions, which shall be in full force and effect without any amendment or supplement thereto as of the Closing Date; and

(d)           The Company shall have provided Buyer with the information reasonably requested by Buyer in connection with its due diligence requests made prior to, or in connection with, the Closing, in accordance with the terms hereof.

8.           Certain Defined Terms.  For purposes of this Agreement, the following terms shall have the following meanings:

(a)           “1933 Act” means the Securities Act of 1933, as amended.

(b)           “Confidential Information” means any information disclosed by either party to the other party, either directly or indirectly, in writing, orally or by inspection of tangible objects (including, without limitation, documents, protocols, development plans, commercialization plans, samples, compounds and clinical and pre-clinical trial results).  Confidential Information may also include information disclosed to a disclosing party by third parties. Confidential Information shall not, however, include any information which (i) was publicly known and made generally available in the public domain prior to the time of disclosure by the disclosing party; (ii) becomes publicly known and made generally available after disclosure by the disclosing party to the receiving party through no action or inaction of the receiving party; (iii) is already in the possession of the receiving party at the time of disclosure by the disclosing party as shown by the receiving party’s files and records immediately prior to the time of disclosure; (iv) is obtained by the receiving party from a third party without a breach of such third party’s obligations of confidentiality; (v) is independently developed by the receiving party without use of or reference to the disclosing party’s Confidential Information, as shown by documents and other competent evidence in the receiving party’s possession; or (vi) is required by law to be disclosed by the receiving party, provided that the receiving party gives the disclosing party prompt written notice of such requirement prior to such disclosure and assistance in obtaining an order protecting the information from public disclosure.

(c)           “Person” means an individual or entity including any limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(d)           “SEC” means the United States Securities and Exchange Commission.

(e)           “Transfer Agent” means Securities Transfer Corporation, the transfer agent of the Company, or such other person who is then serving as the transfer agent for the Company in respect of the Common Stock.

9.           Miscellaneous.

(a)           Governing Law.  The laws of the State of Nevada shall govern all issues concerning the construction, validity, enforcement and interpretation of this Agreement, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdictions other than the State of Nevada.

(b)           Arbitration.  In the event of a dispute between the parties arising out of this Agreement, both the Company and Buyer agree to submit such dispute, including, without limitation, any disputes or issues arising under the securities acts of the United States or of any state or foreign country, through the American Arbitration Association (the “Association”) at the Association’s Los Angeles, California, offices, in accordance with the then-current rules of the Association; the award given by the arbitrators shall be binding and a judgment may be obtained on any such award in any court of competent jurisdiction. It is expressly agreed that the arbitrators, as part of their award, may award attorneys’ fees to the prevailing party.

(c)           Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile or pdf (or other electronic reproduction) signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or pdf (or other electronic reproduction) signature.

(d)           Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(e)           Severability.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(f)           Entire Agreement.  This Agreement supersedes all other prior oral or written agreements between Buyer, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and this Agreement contains the entire understanding of the parties with respect to the matters covered herein and, except as specifically set forth herein, neither the Company nor Buyer makes any representation, warranty, covenant or undertaking with respect to such matters.  The Company acknowledges and agrees that is has not relied on, in any manner whatsoever, any representations or statements, written or oral, other than as expressly set forth in this Agreement.

(g)           Notices.  Any notices, consents or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt when delivered personally; or (ii) one (1) Business Day after timely deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses for such communications shall be those set forth at the beginning of this Agreement or at such other address as the recipient party has specified by written notice given to each other party one (1) Business Day prior to the effectiveness of such change.

(h)           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.  The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of Buyer, including by merger or consolidation.  Buyer may not assign its rights or obligations under this Agreement.

(i)           No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(j)           Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent, and accomplish the purposes, of this Agreement and the consummation of the transactions contemplated hereby.

(k)           No Financial Advisor, Placement Agent, Broker or Finder.  The Company represents and warrants to Buyer that it has not engaged any financial advisor, placement agent, broker or finder in connection with the transactions contemplated hereby.  Buyer represents and warrants to the Company that it has not engaged any financial advisor, placement agent, broker or finder in connection with the transactions contemplated hereby.  Each party shall be responsible for the payment of any fees or commissions, if any, of any financial advisor, placement agent, broker or finder engaged by such party relating to or arising out of the transactions contemplated hereby.  Each party shall pay, and hold the other party harmless against, any liability, loss or expense (including, without limitation, attorneys’ fees and out of pocket expenses) arising in connection with any such claim.

(l)           No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(m)           Failure Not Waiver.  No failure or delay in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

IN WITNESS WHEREOF, the Company and Buyer have caused this Common Stock Purchase Agreement to be duly executed as of the date first written above.

THE COMPANY:	BUYER:

HEAVENSTONE CORP.

By: /s/ LIU XIN	/s/ WU, TIESHAN
Liu Xin	Wu, Tieshan
President